Exhibit (24)

POWER OF ATTORNEY

I, the undersigned, appoint Lorrie Scott or, in her absence or inability to act, Michael Covey or Eric Cremers, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Potlatch Corporation, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 2011 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.
IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 17, 2012.

/S/ BOH A. DICKEY                                     DIRECTOR

POWER OF ATTORNEY

I, the undersigned, appoint Lorrie Scott or, in her absence or inability to act, Michael Covey or Eric Cremers, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Potlatch Corporation, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 2011 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.
IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 17, 2012.

/S/ WILLIAM L. DRISCOLL                                     DIRECTOR

POWER OF ATTORNEY

I, the undersigned, appoint Lorrie Scott or, in her absence or inability to act, Michael Covey or Eric Cremers, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Potlatch Corporation, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 2011 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.
IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 17, 2012.

/S/ RUTH ANN M. GILLIS                                     DIRECTOR

POWER OF ATTORNEY

I, the undersigned, appoint Lorrie Scott or, in her absence or inability to act, Michael Covey or Eric Cremers, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Potlatch Corporation, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 2011 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.
IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 17, 2012.

/S/ JEROME C. KNOLL
DIRECTOR

POWER OF ATTORNEY

I, the undersigned, appoint Lorrie Scott or, in her absence or inability to act, Michael Covey or Eric Cremers, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Potlatch Corporation, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 2011 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.
IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 17, 2012.

/S/ JOHN S. MOODY
DIRECTOR

POWER OF ATTORNEY

I, the undersigned, appoint Lorrie Scott or, in her absence or inability to act, Michael Covey or Eric Cremers, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Potlatch Corporation, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 2011 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.
IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 17, 2012.

/S/ LAWRENCE S. PEIROS
DIRECTOR

POWER OF ATTORNEY

I, the undersigned, appoint Lorrie Scott or, in her absence or inability to act, Michael Covey or Eric Cremers, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Potlatch Corporation, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 2011 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.
IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 17, 2012.

/S/ GREGORY L. QUESNEL
DIRECTOR

POWER OF ATTORNEY

I, the undersigned, appoint Lorrie Scott or, in her absence or inability to act, Michael Covey or Eric Cremers, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Potlatch Corporation, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 2011 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.
IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 17, 2012.

/S/ JUDITH M. RUNSTAD                                     DIRECTOR